Exhibit 10 (a)

Independent Auditors' Consent

We consent to the incorporation by reference in this Registration Statement of Glenbrook Life Multi-Manager Variable Account (the "Account") of Glenbrook Life and Annuity Company (the "Company") on Form N-4 of our report dated February 4, 2004 relating to the financial statements and the related financial statement schedules of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2003, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the use of our report dated March 31, 2004 relating to the financial statements of the Account and Glenbrook Life and Annuity Company Variable Annuity Account and Glenbrook Life Scudder Variable Account (A) also appearing in such Statement of Additional Information.

We also consent to the references to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP
Chicago, Illinois

April 13, 2004